UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	December 2, 2015

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333- 169151, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 2, 2015, Synchrony Credit Card Master Note Trust (the “Trust”) entered into the Instrument of Resignation, Appointment and Acceptance (the “Servicing Assignment”), a copy of which is filed with this Form 8-K as Exhibit 4.1, between the Trust, General Electric Capital LLC (successor to General Electric Capital Corporation, “General Electric Capital”) and Synchrony Financial (“Synchrony”), with respect to the Servicing Agreement, dated as of June 27, 2003 (as amended, the “Servicing Agreement”). Under the terms of the Servicing Assignment, General Electric Capital resigned as servicer under the Servicing Agreement and Synchrony assumed all of General Electric Capital’s rights, duties and obligations as servicer under the Servicing Agreement.

In connection with the Servicing Assignment, on December 2, 2015, Synchrony and General Electric Capital entered into the Servicer Performance Guaranty, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which General Electric Capital guarantees the performance of Synchrony of its duties and obligations as Servicer under the Servicing Agreement for the benefit of the Trust.

Item 6.02.	Change of Servicer or Trustee.

On December 2, 2015, General Electric Capital resigned as, and Synchrony was appointed as, servicer under the terms of the Servicing Agreement. As of July 30, 2014, Synchrony and General Electric Capital have been party to the Sub-Servicing Agreement, pursuant to which Synchrony agreed to service, in accordance with the terms thereof, the credit-card receivables owned by the Trust. There is not expected to be a material change in the services provided by Synchrony to the Trust as a consequence of the Servicing Assignment. Because Synchrony was previously acting as a servicer for the Trust in its capacity as a “sub-servicer,” the information required by Item 1108(a) through 1108(d) of Regulation AB regarding Synchrony was previously disclosed in the Prospectus dated November 12, 2014 filed pursuant to Rule 424(b)(5) on November 12, 2014. No fees will be payable by the Trust in connection with the Servicing Assignment.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Instrument of Resignation, Appointment and Acceptance, dated as of December 2, 2015, between the Trust, General Electric Capital LLC and Synchrony Financial.
4.2	Servicer Performance Guaranty, dated as of December 2, 2015, between General Electric Capital LLC and Synchrony Financial.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 4, 2015	RFS Holding, L.L.C., as depositor

	By:	/s/ Joseph V. Ressa
	Name:	Joseph V. Ressa
	Title:	Vice President